UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the registrant   [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                              E-Bait, Inc.
            ------------------------------------------------
            (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules  14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule or Registration Statement No.

     (3)   Filing Party:

     (4)   Date Filed:

           December 19, 2001

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                  E-Bait, Inc.
                     3960 Howard Hughes Parkway, Suite 500
                               Las Vegas, NV 89109
                   Phone: (702) 990-3623  Fax: (702) 990-3624

                            INFORMATION STATEMENT
                         AND NOTICE OF ACTIONS TAKEN
                BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS


General Information
-------------------

     This information is being provided to the shareholders of E-Bait, Inc. (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing an amendment to our Articles of Incorporation
(1) effecting a change of the Company name to Barrington Foods International, Inc. (the "Name Change"); (2) changing the domicile of the corporation from California to Nevada; (3) increase the total authorized capital stock of the corporation to 100,000,000 shares of Class A Common Stock; 1,000,000 Series A Preferred; 1,000,000 Series B Preferred; and, 1,000,000 Series C Preferred (the "authorized shares"); and, (4) effecting a ten for one reverse stock split (the "Stock Split"). The shareholders holding shares representing 90.0% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions.
The approval by the shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

     The Company's Board of Directors approved this action on December 3, 2001, and recommended that the Articles of Incorporation be amended in order to effectuate the name change, increase in common share capital, and reverse the outstanding Common Stock.. The Amendment to the Articles of Incorporation to change the name of the company is included as an exhibit.

     The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.
According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

     The date on which this Information Statement was first sent to the shareholders is on, or about December __, 2001. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was December 3, 2001, (the "Record Date").

Outstanding Voting Stock of the Company
---------------------------------------

     As of the Record Date, there were 48,800,000 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class
of voting securities of the Company.   Each share of Common Stock entitles
the holder to one (1) vote on all matters submitted to the shareholders.

Security Ownership of Certain Owners and Management
---------------------------------------------------

     The following Table sets forth the Common Stock ownership information as of December 3, 2001, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common and Preferred Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Amendment described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Table 1.  Beneficial Ownership (a)


                    Shares Beneficially Owned     Percent of Class
                    -------------------------     ----------------
Rendel Williams(1)(2)     32,857,333                    67.0%

Directors and Officers
as a Group  (1 person)    32,857,333                    67.0%


Rendel Williams, 3960 Howard Hughes Parkway, Suite 500, Las Vegas,
Nevada  89109

(1) Director and Officer
(2) Consenting shareholder



Purpose and Effect of the Name Change
-------------------------------------

     Our board of directors believes that the new corporate name change to Barrington Foods International, Inc. will reflect our change in business direction. The new corporate name will promote public recognition and more accurately reflect our new business focus. (See Exhibit "A")

Purpose and Effect to domicile the Company in Nevada
----------------------------------------------------

     The proposed change to domicile the Company from California to Nevada is based on the fact that management plans to work from office space leased in Nevada. The Company plans to conduct all of its operations from Nevada, and therefore, feels that Nevada law would reflect all of its future contract negotiations. (See Exhibit "B")

Purpose and Effect on increase number of authorized shares
----------------------------------------------------------

     The board of directors believes by increasing the number of authorized shares it will give the company added flexibility to enhance its capitalization.

     In making this decision, the board of directors was principally influenced by the need that at sometime in the future, the Company may need to seek additional equity capital in order to expand its operations. The additional number of authorized shares will give the Company added flexibility to utilize these common shares to help it finance and capitalize the Company.

     Given these considerations, the board of directors has decided that its would be in the best interests of the Company and its stockholders for the Company to increase:

a) its $0.001 par value, authorized common shares to one hundred million (100,000,000) Shares of Class A Common Stock;

b) its $0.001 par value, authorized Series A Preferred Shares to one million (1,000,000) shares. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to one hundred (100) Common Shares. Each Series A Preferred Share may be converted into one hundred
(100) Common Shares upon approval by the Board of Directors of the corporation.

c) its $0.001 par value, authorized Series B Preferred Shares to one one million (1,000,000) shares. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

d) its $0.001 par value, authorized Series C Preferred Shares to one one million (1,000,000) shares. No Series C Preferred Share shall have voting rights. (See Exhibit "A")

Purpose and Effect of Reverse Stock Split
-----------------------------------------

     Our board of directors believes the ten for one reverse stock split is necessary to increase the effective marketability of common stock to institutional buyers and to enhance the liquidity of the common stock so that the Company can better access capital markets. This reverse stock split will reduce the number of issued and outstanding common shares from 48,800,000 to 4,880,000 common shares.

Stockholders will be required to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Reverse Stock Split with the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. (See Exhibit "A")

     There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, these change, include the reverse stock split will have on the market price of the Company's common stock.

No Dissenter's Rights
---------------------

     Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

Conclusion
----------

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information
Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                     For the Board of Directors of
Date:  December 18, 2001             E-Bait, Inc.


                                     /s/ Rendel Williams
                                     -------------------
                                     By: Rendel Williams
                                     Title: President/Chairman of the Board

Exhibit "A"

             Certificate of Amendment to the Articles of Incorporation
                                     of
                             E-Bait Incorporated

Rendal Williams certifies that:

1. The original articles were filed with the Office of the3 Secretary of State on November 28, 2001.

2. As of the date of certificate, 48,800,000 shares of stock of the corporation have been issued.

3. Pursuant to a shareholder's meeting at which in excess of 51% voted in favor of the following amendment, the company hereby adopts the following amendment of the Articles of Incorporation of this Corporation:

     Article One is hereby amended to read as follows:

     FIRST:  The name of the corporation is:

                      BARRINGTON FOOD INTERNATIONAL, INC.

     Article Four is hereby amended to read as follows:

     FOURTH: The total authorized capital stock of the corporation shall be as follow:

     One-Hundred-Million Shares of Class A Common Stock of the Par Value of .001 all of which shall be entitled to voting power.

     One million (1,000,000) shares of Series A Preferred Shares with a par value of $.001 and such other terms as determined by the board of Directors of the corporation prior to their issuance. Each Series A Preferred Share shall have voting rights and shall carry a voting weight equal to one hundred (100) Common Shares. Each Series A Preferred Share may be converted into one hundred (100) Common Shares upon approval by the Board of Directors of the corporation.

     One million (1,000,000) authorized Series B Preferred Shares with a par value of $.001 per share and such other terms as may be determined prior to their issuance by the Board of Directors. Each Series B Preferred Share may be converted into two (2) Common Shares upon approval by the Board of Directors.

     One million (1,000,000) authorized Series C Preferred Shares with a par value of $.001 per share and such other terms as may be determined by the Board of Directors prior to their issuance. No Series C Preferred Share shall have voting rights.

4. The outstanding Common Stock of the corporation is hereby reversed ten for one effective December 6, 2001. Any resulting fractional shares shall be rounded up. This would leave 4,8800,000 Common Shares outstanding and have no effect on the authorized number of shares.


                                          /s/ Rendal Williams
                                         -------------------------
                                         Rendal Williams, President


State of Nevada )
                )  ss.
County of Clark )

On December 5, 2001, personally appeared before me, A Notary public, Rendal Williams, who acknowledged that he executed the above instrument.

                                         /s/ Leticia Venegas
                                         -------------------
                                         A Notary Public in and for said
                                         County and State


                                         Notary Public - State of Nevada
                                         County of Clark
                                         Leticia Venegas
                                         My Appointment Expires
                                         August 10, 2004
                                         No. 96-4156-1

Exhibit "B"

        Articles of Merger of Domestic and Foreign Corporations Into

                             E-Bait Incorporated


Pursuant to the provisions of the State of Nevada Revised Statutes, the undersigned domestic and foreign corporation adopt the following articles of merger for the purpose of merging them into one of such corporations:

First: The names of the undersigned corporations and the states under the laws of which they are respectively organized are:

E-Bait Incorporated - California
E-Bait Incorporated - Nevada

Second: The Laws of the state under which such foreign corporation is organized permit such a merger.

Third: The name of the surviving corporation is Ebait Incorporated and it is to be governed by the laws of the state of Nevada.

Fourth: The following plan of merger was approved by the sole incorporator and director of the undersigned domestic corporation in the manner prescribed by the Nevada Revised Statutes, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the state under which it is organized.

Each outstanding share of E-Bait Incorporated California shall be transferable into an equivalent number of shares of Ebait Incorporated Nevada.

Fifth: As to each of the undersigned corporations, the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such plan are as follows:

Ebait Incorporated - Nevada - No shares outstanding.

E-Bait Incorporated - California - 22,800,000 common shares issued and outstanding.

Sixth: As to each of the undersigned corporation, the total number of shares voted for and against such plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such plan, respectively, are as follows:

E-Bait Incorporated - California 13,309,320 common shares voted in favor of Merger. - No votes against.

Ebait Incorporated - Nevada: With no shares outstanding, the sole director and incorporator voted in favor of the merger. There were no votes against.

Seventh: If the surviving corporation is to be governed by the laws of any other state, such surviving corporation hereby: (a) agrees that it may be served with the process in the state of Nevada in any proceeding for the enforcement of any obligation of the undersigned domestic corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of such domestic corporation against the surviving corporation; (b) irrevocably appoints the secretary of state of Nevada as its agent to accept service of process in any such proceeding; and (c) agrees that is will promptly pay to the dissenting shareholders of such domestic corporation the amount, if any, to which they shall be entitled under the provisions of the Nevada Revised Statutes with respect to the rights of dissenting shareholders.

Dated:  November 28, 2001


                                     EBait Incorporated (Nevada)

                                     By:  /s/ Rendal Williams
                                     -----------------------------
                                     Rendal Williams Pres. and CEO

                                     and
                                     ---

                                     E-Bait Incorporated

                                     By:  /s/ Rendal Williams
                                     -----------------------------
                                     Rendal Williams Pres. and CEO